November 2024 Unique biology Precision therapeutics Broad impact Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 trial of FHD-286 in combination with decitabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data, and the Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is the Pioneer in Chromatin Biology, an Untapped Area for Therapeutics 3 What if … It were possible to develop a therapeutic approach to treat half of all cancers? Chromatin biology is implicated in up to 50% of tumors ~2.5 million cancer patients Potential for therapeutic area expansion (e.g., I&I)

| Chromatin Regulatory System Orchestrates Gene Expression; Multiple Opportunities for Targets and Therapeutics 4 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Helicases & Other Chromatin Binding Proteins involved in gene expression / function Gene expression in the right cells at the right time is critical for normal growth, development, and homeostasis

| Foghorn has Progressed Multiple Programs Against Challenging Targets 5 SMARCA2: Potential in up to 5% of all solid tumors Challenge: Industry has failed to develop a selective inhibitor EP300: Role in both solid and heme malignancies Challenge: Toxicities with dual inhibition, difficulty engineering selectivity ARID1B: Role in ovarian, endometrial, colorectal cancer Challenge: Industry has had no success with selective target engagement SMARCA2 / SMARCA4: Implicated across solid and hematologic malignancies Challenge: Can dual inhibition yield clinical benefit? Selective EP300 Degrader IND enabling studies anticipated in 2025 FHD-909 first selective inhibitor in the clinic CBP: Role in bladder, colorectal, breast, gastric, lung cancers Challenge: Toxicities with dual inhibition, difficulty engineering selectivity Selective CBP Degrader IND enabling studies anticipated by end of year FHD-286 dual inhibitor in the clinic Data H2 ‘24 Selective ARID1B binder identified. Critical step towards degradation … and more.SMARCA2 = BRM SMARCA4 = BRG1

| Foghorn’s Gene Traffic Control® Platform Designed to Deliver Precision, First-in-Class Therapeutics: Integrated, Scalable, Efficient, Repeatable 6 1. Chromatin Biology • Bioinformatics • Genomics • Epigenomics 2. Assays & Biochemistry Capabilities 3. Chemistry & Drugging • Selective, small molecules (inhibitors, protein degraders, TF disruptors) • Protein degradation platform • Formulation & long-acting delivery Identify Dependencies Legend: Patents | Know How / Trade Secret “What to Drug” “How to Drug” Deep mechanistic understanding of chromatin regulatory system Biology first, small molecule modality agnostic Engineering selectivity via unique assays and protein capabilities • Protein purification, production & interrogation • High fidelity, difficult to make proteins • In silico modeling and computational chemistry “Where to Drug”

| Foghorn's Unique Platform Capabilities Evolved from Drugging a Specific Chromatin Remodeling Complex (BAF)* 7 • Purification & recombinant production of large proteins and protein complexes • Biochemistry & biophysics of intrinsically disordered proteins • High throughput screening for binders and inhibitors • Proprietary linker library • Suite of assays specific to degradation (i.e., synthesis kinetics, degradation kinetics) • Optimal E3 ligase pairing • Ternary complex modeling • Long-acting formulation technology Protein Degrader PlatformAssays and Biochemistry Capabilities BAF Chromatin Remodeling Complex Challenge: produce, manipulate, study, and drug a 1.5 megadalton multi-protein complex Challenge: drug highly similar proteins that have no enzymatic function • Selectively drugging highly similar proteins / hard to drug proteins • Disease area expansion • Going beyond chromatin – novel biology with complex proteins • Payloads for ADCs* Current and Future Applications ` *Brahma-Associated Factor (BAF). Antibody Drug Conjugates (ADCs).

| The Next Foghorn Chapter: Delivering Multiple Potential Blockbusters into the Clinic 8 Pioneering BAF and Chromatin Biology (2016 – 2020)  Built platform and developed deep understanding of biology  Producing BAF and transcription factors at scale  Demonstrated druggability of chromatin regulatory system  Lilly strategic collaboration  FHD-286 demonstrated mutation-agnostic differentiation effect in acute myeloid leukemia (AML)  Initiated efforts on CBP and EP300  Expansion of protein degrader platform • Proof of concept data for SMARCA2 Selective Inhibition (FHD-909) in NSCLC* • Registrational trials for FHD-286 in AML • Potential for 5 additional INDs • Pipeline, platform, disease area expansion Differentiation POC, Platform & Pipeline Expansion (2021 – 2023) Progress Multiple High Value Assets into the Clinic (2024 – 2027) *Non-small cell lung cancer (NSCLC)

| Foghorn Is Advancing a Pipeline of First-in-Class Precision Therapeutics with Potential for Broad Application in Oncology … 9 Modality Program Phase 1 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights FHD-286 (SMARCA2 / SMARCA4) FHD-909* (Selective SMARCA2) 3 Discovery Programs Undisclosed Partnered Undisclosed Disease SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Relapsed/Refractory AML Selective SMARCA2 SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (e.g., ovarian, endometrial, colorectal) Selective CBP EP300 mutant cancers (e.g., bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., NSCLC, bladder) Undisclosed Undisclosed Undisclosed Pre-Clinical Phase 2 / 3Discovery *LY4050784 SMARCA2 = BRM SMARCA4 = BRG1

| … with Multiple Near-Term Value Inflection Points through 2026 10 Q4 2024AML Combination Dose Escalation Data FHD-286 October 2024Phase 1: First Patient DosedFHD-909 (Selective SMARCA2 Inhibitor) ConfidentialIND Filing / Phase 1 InitiationSelective SMARCA2 Degrader Year End 2024Initiate IND-Enabling StudiesSelective CBP Degrader 2025Initiate IND-Enabling StudiesSelective EP300 Degrader ConfidentialTarget Disclosure and IND FilingLilly Target #2 H1 2026Development CandidateSelective ARID1B Degrader SMARCA2 = BRM SMARCA4 = BRG1 ConfidentialPhase 1 Dose Escalation Data

| Potential Multi-Billion Dollar Opportunities in Oncology 11 Foghorn Owned Selective CBP Degrader Selective EP300 Degrader Lilly Target #3 Selective ARID1B Degrader FHD-286 (R/R AML, Other) Potential for therapeutic area expansion (e.g., immunology and inflammation) Partnered w Lilly $500M to $2B Market Opportunities Each Greater than $2B Market Opportunities Each Selective SMARCA2 Inhibitor (FHD-909) Selective SMARCA2 Degrader Lilly Target #2

Clinical & Pre-Clinical Programs • FHD-286 – Dual SMARCA2 / SMARCA4 Inhibitor • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Program

FHD-286: Dual SMARCA2 / SMARCA4 Inhibition Targeting BAF Dependency in Cancer FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complexSMARCA2 = BRM SMARCA4 = BRG1

| Exploring BAF Dependency in Cancer with FHD-286 – Potent, First-in-Class, Oral Dual Inhibitor of SMARCA2 and SMARCA4 14 Clinical and pre-clinical data demonstrated broad- based differentiation across AML and multiple solid tumors BAF ATPase: SMARCA2 / SMARCA4 FHD-286: • Allosteric modulation inhibiting the activity of both SMARCA2 and SMARCA4 • Oral, daily, potent, first-in-class, small molecule inhibitor FHD-286 Differentiation Pre-clinical data support ability to overcome drug resistance (i.e., EGFR NSCLC, enzalutamide- resistant CRPC, PD-1 refractory) Overcoming Drug Resistance Clinical data demonstrated an increase of CD8+ T-cells and a reduction of T-regulatory cells Immune Modulation Current and Potential Future Opportunity Pre-clinical data support ability to address BAF mutationsMutations

| Significant Opportunity for Novel, Effective Therapy in Patients with R/R AML 15 • >50% of patients relapse • Intensive chemo – still standard of care Most cases of AML are not curable 40% of AML cases have no actionable mutations • No meaningful developments for broad AML patient population since Venetoclax • Recent developments focused on actionable mutations (e.g., FLT3, IDH1/2, MLL**) ̽ Source: Decision Resources Group 2025 Forecast: **Menin inhibitors not yet approved; R/R: relapsed/refractory; CRc: composite complete response • Post Ven/Aza: o No standard of care o CRc rates 15-17% o Median OS ~3mo • High unmet need Initial FHD-286 Opportunity ~17,000 Drug Treatable R/R Patients* FHD-286 Opportunity: R/R Patients and Potentially Newly Diagnosed Patients

| FHD-286 Demonstrated Promising Mutation-Agnostic Differentiation Effects in Single Agent Phase 1 Trial 16 Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases

| Dose Escalation Trial Design in Combination with Decitabine in AML 17 Target Indication: • R/R AML Treatment Plan & Dose Escalation: • 3+3 escalation design • Oral FHD-286, QD, 28-day cycles • Standard decitabine dose schedule Key Objectives Primary • Safety/Tolerability • Maximum Tolerated Dose (MTD) and/or Recommended Phase 2 Dose (RP2D) determinations Secondary • Preliminary clinical activity • PK parameters of FHD-286 in combination with Decitabine in subjects on/off triazole antifungal agents classified as strong CYP3A4 inhibitors Exploratory • PD effects of FHD-286 in combination with Decitabine • MRD FHD-286: 1.5 mg QD + Decitabine FHD-286: 2.5 mg QD + Decitabine FHD-286: 5 mg QD + Decitabine FHD-286: 7.5 mg QD + Decitabine FHD-286: 2.5 mg QD + Decitabine FHD-286: 5 mg QD + Decitabine FHD-286: 7.5 mg QD + Decitabine Potential Next Steps: FHD-286 + Decitabine Expansion FHD-286 + Other Agent Escalation Subjects on a triazole antifungal agent classified as a strong CYP3A4 inhibitor Subjects NOT on a triazole antifungal agent classified as a strong CYP3A4 inhibitor Parallel Dose Escalations Potential additional escalations Potential additional escalations

| FHD-286 + decitabine (MLL-AFP + FLT3 TKD Luc/GFP PDX) Pre-Clinical Data Demonstrated Combination Potential with Multiple Agents in AML 18 FHD-286 + BET inhibitor (mtNPM1 + FLT3 ITD Luc/GFP AML PDX) FHD-286 + menin inhibitor (mtNPM1 + FLT3 ITD Luc/GFP AML PDX) FHD-286 + cytarabine (MV4, 11 FLT3 ITD CDX) SNDX-5613: Menin inhibitor 0 20 40 60 0 25 50 75 100 Days, post-infusion % S ur vi va l FHD-286 + decitabine (n=8) 1 mg/kg decitabine (n=7) 1.5 mg/kg FHD-286 (n=7) Vehicle (n=7)6 weeks Rx ✱ ✱ ✱ ✱ ✱

| FHD-286 Has Potential in Multiple High-Value Oncology Indications 19 R/R AML combinations (e.g., decitabine, menin inhibitors, others) Other Hematologic and Solid TumorsTKI Combination Front-Line AML Combination

Selective SMARCA2 Modulators For SMARCA4 Mutated Cancers FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complexSMARCA2 = BRM SMARCA4 = BRG1

| FHD-909, SMARCA2 Selective Inhibitor in Phase 1 Trial; Selective SMARCA2 Degrader Continues Late-Stage Pre-Clinical Development 21 SMARCA2 Selective Inhibitor (FHD-909*) SMARCA2 Selective Degrader Biology Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4 Stage Phase 1 dose escalation trial Advancing in parallel through late pre- clinical development Opportunity SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors Lilly Partnership 50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties *LY4050784

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 22 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 23 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| SMARCA4 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations2Overall Survival for SMARCA4wt vs SMARCA4mut1 Patients with NSCLC Harboring SMARCA4 Mutations Have Significantly Worse Clinical Outcomes and Define a High Unmet Need Patient Population 24 SMARCA4 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% 1. Alessi JV, et al., 2021; 2. TCGA via cBioPortal

| SMARCA4 WT SMARCA4 MUT 0.0001 0.001 0.01 0.1 1 A bs ol ut e IC 50 (μ M ) NCI-H2122 CALU6 NCI-H2172 NCI-H441 NCI-H2170 NCI-H460 NCI-H1703 NCI-H358 NCI-H2009 NCI-H1944 NCI-H1299 A549 RERFLCAI NCI-H1693 NCI-H1568 NCI-H2023 NCI-H838 SMARCA4 (WT) SMARCA4 (MUT) (SMARCA2 Only)(SMARCA2 & SMARCA4) FHD-909 Demonstrated Approximately 33-fold Selectivity Across 17 SMARCA4 Mutant and Wild-Type Cell Lines In Vivo 25 Spread in potency for wild type versus mutant cell lines indicates 33-fold selectivity observed Selectivity = 33x Median IC50 (µM) SMARCA4 WT 0.0932 SMARCA4 MUT 0.0028

| FHD-909 Monotherapy Demonstrated Regression In Vivo in H2126 SMARCA4 Mutant NSCLC Model and Was Well Tolerated 26 H2126 Reduction in Tumor Volume H2126 Body Weight Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 150 200 250 300 350 Days of Dosing (Dose Start Day1) Tu m or v ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, PO, BID FHD-909, 40mg/kg, PO, BID FHD-909, 60mg/kg, PO, BID 0 7 14 21 28 80 90 100 110 120 Days of Dosing (Dose Start Day1) B od y W ei gh t ( % o f S ta rt in g W ei gh t)

| RERF-LC-AI Model FHD-909 Monotherapy Demonstrated 96% TGI in A549 and Tumor Stasis in RERF-LC-AI Mutant NSCLC Models 27 A549 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO 0 7 14 21 28 0 250 500 750 1000 1250 1500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control 20mg/kg LY4050784, PO, BID 40mg/kg LY4050784, PO, BID SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background Genetic Background FHD-909 20mg/kg, BID, PO FHD-909 40mg/kg, BID, PO Vehicle Control

| FHD-909 Monotherapy Demonstrated Regression in H1793 SMARCA4 Mutant NSCLC Model 28 H1793 Model • FHD-909 delivered across range of SMARCA4 mut xenograft models • Results ranging from impressive TGI to regression as monotherapy • All doses across all four models were well tolerated NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO SMARCA4, E514*, TP53 R209* R273H, ARID1A C884*Genetic Background

| FHD-909 Trial Design • Restricted to SMARCA4 mutated tumors • SMARCA4 mutant status confirmed by standard NGS panel • Further enrichment for NSCLC patients as trial progresses • Tumor histology agnostic 29 Dose Escalation Dose Expansion • Arm 1: SMARCA4 mutant NSCLC • Arm 2: Other SMARCA4 mutant tumors (e.g., bladder, endometrial, colorectal) • Potential for combination arm(s)

| SMARCA2 Selective Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 30 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data 0.01 0.1 1 10 100 -50 0 50 100 150 FHT-SMARCA2d Concentration (uM) % In hi bi tio n % Inhibition of Cell Growth SMARCA2 SMARCA4 % D eg ra da tio n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 Data as of Q4 2021

| CBP and EP300 Proteins – A Decades Long Challenge in Selectivity 31 • CBP and EP300 are chromatin regulators and histone acetyltransferases • CBP and EP300 are virtually identical, thus achieving selectivity is a significant challenge • Dual targeting has revealed tolerability and safety issues Foghorn is working on two separate programs, each with their own defined dependencies and patient populations

Selective CBP Protein Degrader For EP300 Mutated Cancers

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 33* Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data. Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| Selective CBP Degradation Resulted in Significant Tumor Growth Inhibition in Colorectal & Bladder and Regression in Gastric EP300 Null Models 34

| Bone Marrow Staining (In Vivo)Platelet Counts Post Two Weeks of Dosing (In Vivo) Pre-Clinical Studies Indicate Selective CBP Degradation Did Not Show Thrombocytopenia and Spares Megakaryocytes In Vivo 35 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-CBPd, 10mg/kg, sc, QD Dual BD inhibitor, 30mg/kg, p.o, BID FHT-CBPd Dual CBP/EP300 Inhibitor Vehicle Dual CBP / EP300 InhibitorControl Rat Control dCBP-10 10mg/kg QD Mouse Megakaryocyte Hypoplasia Megakaryocyte Sparing

| Pre-Clinical Studies Indicate Long-Acting Injectable Formulations of CBP Degrader Could Enable At Least Once Every 2 Weeks Dosing 36 dCBP-9 PK/PD (60mg/kg, sc) dCBP-9 PK/PD (150mg/kg, sc) dCBP-9 PK/PD (150mg/kg, im) 0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 0 25 50 75 100 125 10 100 1000 10000 Hour Post Dose C BP L ev el s / % Ve hi cl e Plasm a PK (ng/m L) CBP Levels - PDPlasma PK (ng/ml) 0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 0 25 50 75 100 125 10 100 1000 10000 Hour Post Dose C B P Le ve ls / % Ve hi cl e Plasm a PK (ng/m L) CBP Levels - PDPlasma PK (ng/ml) 0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 0 25 50 75 100 125 10 100 1000 10000 Hour Post Dose C B P Le ve ls / % Ve hi cl e Plasm a PK (ng/m L) CBP Levels - PDPlasma PK (ng/ml)

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 38 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Initial Indications • AR+ Prostate • DLBCL • Bladder, melanoma, others Mutation / Aberration • EP300 dependent cancers • CBP mutant cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 Commercial Opportunity EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

| EP300 Degradation Results in Significant Tumor Growth Inhibition in AR+ VCAP Prostate and KARPAS422 DLBCL Models 39 Prostate AR+ VCAP Model DLBCL KARPAS422 (CBP Null) Model 5 10 15 20 25 30 35 40 45 50 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³ + S EM ) Vehicle Control Enzalutamide, 30mg/kg, QD FHT-EP300d, 50mg/kg, BID 10 20 30 40 50 -20 -15 -10 -5 0 5 10 15 20 Days After Tumor Inoculation B od y W ei gh t C ha ng e (% ) 5 10 15 20 25 30 35 40 45 -20 -10 0 10 20 B od y W ei gh t C ha ng e (% ) Days After Tumor Inoculation 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control FHT-EP300d, 50mg/kg (BID) FHT-EP300d, 20mg/kg, (BID) FHT-EP300d, 10mg/kg, (BID)

| Selective EP300 Degradation Does Not Show Thrombocytopenia In Vivo 40 Platelet Counts Post Two Weeks of Dosing (In-Vivo) PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-EP300d, 50mg/kg, sc, BID Dual BD inhibitor, 30mg/kg, p.o, BID FHT-EP300d Dual CBP/EP300 Inhibitor Vehicle

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers

| ARID1B is a Major Synthetic Lethal Target Implicated in Up To 5% of All Solid Tumors 42* Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers Mutation / Aberration • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Stage • Pre-clinical New Patients Impacted / Year* • > 175,000 ARID1A ARID1B ~5% of all solid tumors harbor ARID1A mutations Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

| Compound Screening and Structure-Based Optimization Yielded Selective ARID1B Binders 43 • Mapped and purified several potential ligandable regions of ARID, which were then screened against various compound libraries • Characterized binding using multiple biochemical and biophysical techniques: e.g., DSF, ASMS, NMR, and SPR • Determined X-ray crystal structure of ARID ligandable domains with specific binders • Leveraged these structures to drive binding affinities and expand binding chemotypes Identification of Selective ARID1B Binders X-Ray Crystal Structures Detail Selective ARID1B Binding

| Structure-Based Optimization Drove Improved ARID1B Binding Affinity from 100 uM to less than 200 nM 44 1.4 Å co-xtal structure 2.0 Å soak structure 1.7 Å soak structure ARIDb-2 ARID1B Kd: 15 uM ARIDb-1 ARID1B Kd: 100 uM ARIDb-3 ARID1B Kd: 0.5 uM ARIDb-9 ARID1B Kd: 0.2 uM 1.9 Å co-xtal structure 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0074317-001 [Compound] uM Ta rg et e ng ag em en t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0074421-001 [Compound] uM Ta rg et e ng ag em en t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0081169-001 [Compound] uM Ta rg et e ng ag em en t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0067367-003 [Compound] uM Ta rg et e ng ag em en t Gen 1: Screening Hit Gen 2: Early Optimization Gen 3: Sub-uM Affinity

| … with Multiple Near-Term Value Inflection Points through 2026 45 Q4 2024AML Combination Dose Escalation Data FHD-286 October 2024Phase 1: First Patient DosedFHD-909 (Selective SMARCA2 Inhibitor) ConfidentialIND Filing / Phase 1 InitiationSelective SMARCA2 Degrader Year End 2024Initiate IND-Enabling StudiesSelective CBP Degrader 2025Initiate IND-Enabling StudiesSelective EP300 Degrader ConfidentialTarget Disclosure and IND FilingLilly Target #2 H1 2026Development CandidateSelective ARID1B Degrader SMARCA2 = BRM SMARCA4 = BRG1 ConfidentialPhase 1 Dose Escalation Data

| Developing First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 46 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $267.4 million in cash and equivalents (as of 9/30/2024) Cash runway into 2027 Shares outstanding: approximately 62.5M* Value Drivers Anticipate data from the Phase 1 trial of FHD-286 in combination with decitabine in Q4’24 SMARCA2 Selective Inhibitor (FHD-909), partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (SMARCA2 Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes common shares outstanding as of 6/30/2024 as well as common stock and pre-funded warrants issued as part of May 2024 financing

November 2024 Unique biology Precision therapeutics Broad impact

Appendix

| Lilly Collaboration Validates Foghorn Approach: Significant Upfront and Deal Economics 49 $380 Million Up-front $300 million cash $80 million in Foghorn common stock at a price of $20 per share Three Undisclosed Discovery Programs Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid-single digit to low- double digit range $1.3 billion in potential milestones 50/50 U.S. Economics on Two Programs 50/50 U.S. economic split on SMARCA2-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels

FHD-286: Dual SMARCA2 / SMARCA4 Inhibition Targeting BAF Dependency in Cancer Additional Information

| Potential First-in-Class Mutation-Agnostic Differentiation Agent With Significant Combination Potential in AML 51 Completed Phase I Monotherapy Safety and Efficacy Results Ongoing Phase I Combination Trial Efficacy • Differentiation observed in heavily pre-treated patients, regardless of mutational status • Multiple patients with bone marrow and peripheral blast improvements and associated ANC recovery Safety • Adverse data observed to be profile consistent with late- line AML population • Most frequent ≥ grade 3 TRAEs: increased blood bilirubin, hypocalcemia, differentiation syndrome (DS), stomatitis, increased ALT • Adjudicated Differentiation Syndrome rate of 15% • Phase I dose escalation trial evaluating oral daily dosing of FHD-286 with fixed dose decitabine or cytarabine • Standard 3+3 dose escalation design • Data anticipated in H2’2024

| Peripheral Blood and Bone Marrow Blast Count Reduction Led to ANC Recovery in a Subset of Patients 52* MDS Patient Diagnosis Dose Level Mutations Cytogenetic Risk Cycles on Study ANC Recovery Peripheral Starting Blast % Peripheral Min Blast % Peripheral Blast % Change BMA Starting Blast % BMA Min Blast % BMA Blast % Change AML 10mg N/A Adverse 2.2 YES 15 0 (100) 40 6 (85) AML 10mg DNMT3A, U2AF1, DDX41, CUX1, TP53 Adverse 0.5 N 20 0 (100) 13 2 (85) AML 10mg NRAS, SF3B1 Intermediate 7.3 N 2 0 (100) 12 5 (58) AML 10mg NRAS, BRCA1, MEN1, CDKN1Ap Adverse 0.3 N 80 11 (86) 52 - - AML 10mg D17Z1, TP53 Intermediate 0.6 N 9 1 (89) 9 - - AML 10mg GATA2, ETV6, KDR Intermediate 1.4 N 2 2 0 5 - - AML 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK1 Intermediate 2.9 N 83 1 (99) 83 2 (98) AML 7.5mg ASXL1, TP53, U2AF1 Adverse 1.3 N - 5 - 36 14 (61) AML 7.5mg KMT2A rearrangement Adverse 2.8 YES 97 5 (95) 89 48 (46) AML 7.5mg N/A Adverse 4.1 YES 28 4 (86) 25 15 (40) MDS 7.5mg DNMT3A, TP53 Adverse 1.4 N - 0 - 8 5 (38) AML 7.5mg DNMT3A, KRAS, NRAS Adverse 1.8 N 32 2 (94) 47 49 4 AML 7.5mg CBFB (locus at 16q22) Favorable 1.7 YES 32 0 (100) 27 29 7 AML 7.5mg N/A Adverse 0.1 N 35 19 (46) 72 - - AML 7.5mg ASXL1, BCOR, FLT3ITD, NF1, CBL, H1-B, NFE2 Adverse 0.7 N 8 7 (13) 25 - - AML 7.5mg N/A - 0.5 N 0 0 0 8 - - AML 7.5mg NRAS, ASXL2, SRSF2 Adverse 0.1 N 93 - - 17 - - AML 7.5mg ASXL1, DNMT3A, TET2, TP53 Adverse 0.5 N - 4 - - - - AML 7.5mg FLT3ITD Favorable 0.8 N 0 39 - 12 - - *

| Peripheral Blood and Bone Marrow Blast Count Reduction Leading to ANC Recovery in a Subset of Patients 53* MDS Patient Diagnosis Dose Level Mutations Cytogenetic Risk Cycles on Study ANC Recovery Peripheral Starting Blast % Peripheral Min Blast % Peripheral Blast % Change BMA Starting Blast % BMA Min Blast % BMA Blast % Change AML 5mg RUNX1, NRAS, ASLX1 Adverse 3.1 YES 29 0 (100) 35 12 (66) AML 5mg N/A Adverse 8.0 N - 2 - 11 7 (36) AML 5mg N/A Adverse 1.8 YES 6 0 (100) 24 16 (33) AML 5mg ASXL1, DNMT3A, KRAS, PTPN11, WT1, GRIN2AWT1 Adverse 2.0 N 32 38 19 49 52 6 MDS 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 1.0 YES 5 13 160 11 14 27 MDS 5mg DNMT3a, TET2 Intermediate 1.9 YES 0 0 0 1 2 100 AML 5mg TET2, WT1, GATA2, PLCG2, ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 Intermediate 1.7 YES 9 0 (100) 18 46 156 AML 5mg KRAS, PTNP11, IRF8, MSH6, RUNX1 - 1.3 N 17 7 (59) - 80 - AML 5mg TP53 Adverse 0.7 N 41 20 (51) 18 - - AML 5mg TP53 Adverse 0.5 N 44 35 (20) 55 - - AML 5mg PPM1D, TP53 Adverse 0.5 N 15 12 (20) 18 - - AML 5mg KRAS, TET2 Adverse 0.6 N 37 32 (14) 56 - - MDS 5mg ASXL1, DNMT3A, IDH1, SRSF2, SF3B1, TET2 - 0.4 N 0 0 0 0 - - AML 5mg N/A Adverse 0.5 N 10 11 13 - - - AML 5mg ASXL1, NRAS, EP300, STAG2, RUNX1, TET2 Adverse 0.1 N 25 32 25 11 - - AML 5mg CEBPA, KMT2C, NCOR1, CBL - 0.3 N 48 75 56 64 - - AML 2.5mg NRAS, WT1 Adverse 1.4 N 36 62 72 45 74 64 AML 2.5mg BCR/ABL, PMLRARA, RUNX1, TET2 - 2.4 N 68 28 (59) 30 - - AML 2.5mg N/A Adverse 0.8 N 7 0 (100) 22 - - AML 2.5mg DNMT3A, KRAS, TP53 Adverse 0.8 N 28 40 46 45 - - AML 2.5mg DNMT3A, TP53 Adverse 1.0 N 4 - 25 - * * *

| Bone Marrow Aspirate: Clear Evidence of Differentiation Bone Marrow Blast Reduction from 40% to 6% Signs of Differentiation in Heavily Pre-Treated, Secondary AML Patient with Abnormal Karyotype in Phase 1 Dose Escalation Trial 54 Patient Background: • 47-year-old male, secondary AML • Abnormal karyotype: Del (7Q), Inv (3), Der (7;12), -8, ADD(1) Prior AML Treatment: • Progressive disease: 4 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4. Initiation of FHD-286 at 10 MG Dose: • Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery.

| Absolute Neutrophil Count (ANC) Peripheral Blast Count Clinical Benefit in Heavily Pre-Treated Patient in Phase 1 Dose Escalation Trial 55 100% 0% 50% 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 1st SCT 2nd SCT Patient Background: • 25-year-old male, treatment-related AML • KMT2A rearrangement Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) Initiation of FHD-286 at 10 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 Initiation of FHD 286

Transcription Factors A Novel Approach FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Foghorn’s Novel Approach to Drugging Transcription Factors Enabled by Its Protein Production and Discovery Capabilities 57 • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities • Druggable binding pockets • Druggable affinities Transcription Factors are Compelling Drug Targets… …But Historically Difficult to Target… Foghorn Has a New Approach Focusing on Interaction with BAF HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS

| Transcription Factors Bind to BAF Directly with Specificity; Unique Insights into Where and How Transcription Factors Bind 58 Mass spec. foot-printing Pull-down assays Foghorn’s collection of BAF sub-complexes and domains Biophysical Biochemical Structural AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 Mapping the TF-BAF Interaction Validating the TF-BAF Interaction SPI1 TF B TF C TF D

November 2024 Unique biology Precision therapeutics Broad impact